Exhibit 10 (f)

 10 (f) Second Amendment to the 2004 Amended and Restated Rule 18f-3 Multi-Class
                               Distribution Plan

                                  PHOENIX FUNDS
                             PHOENIX PARTNERS FUNDS
                           THE PHOENIX-ENGEMANN FUNDS
                                  (the "Funds")

                          SECOND AMENDMENT TO THE 2004
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


      That certain 2004 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Boards of Trustees of the Phoenix Funds and Phoenix Partners Funds on August 17, 2004, is hereby amended as follows:

      The Boards of Trustees of each of the Funds has granted authority for the addition of The Phoenix-Engemann Funds:

             Phoenix-Engemann Balanced Return Fund
             Phoenix-Engemann Focus Growth Fund
             Phoenix-Engemann Nifty Fifty Fund
             Phoenix-Engemann Small & Mid-Cap Growth Fund

      Accordingly, Schedule A is amended as attached hereto.

      This Amendment was approved by the Board of Trustees of The Phoenix Engemann Funds at a meeting held on September 14, 2004.

      This Amendment was approved by the Executive Committee of the Board of Trustees of the Phoenix Funds and by the Board of Trustees of the Phoenix Partners Funds at a meeting held on September 20, 2004.

                                       /s/ Matthew A. Swendiman
                                       ------------------------
                                       Matthew A. Swendiman
                                       Vice President, Chief Legal Officer,
                                         Counsel and Secretary,
                                       Phoenix Funds and Phoenix Partners Funds
                                       Vice President and General Counsel,
                                       The Phoenix-Engemann Funds

                                   SCHEDULE A
                           (as of September 14, 2004)

                                                             Class A     Class B     Class C     Class T     Class X     Class Y
                                                             -------     -------     -------     -------     -------     -------
  Phoenix-Engemann Funds
     Phoenix-Engemann Balanced Return Fund                      X           X           X
     Phoenix-Engemann Focus Growth Fund                         X           X           X
     Phoenix-Engemann Nifty Fifty Fund                          X           X           X
     Phoenix-Engemann Small & Mid-Cap Growth Fund               X           X           X

  Phoenix Equity Trust
     Phoenix-Aberdeen Worldwide                                 X           X           X
     Phoenix Mid-Cap Value Fund                                 X                       X

  Phoenix Equity Series Fund
     Phoenix-Oakhurst Growth & Income Fund                      X           X           X

  Phoenix-Goodwin California Tax-Exempt Bond Fund               X           X

  Phoenix Institutional Mutual Funds
     Phoenix Institutional Bond Fund                                                                            X           X

  Phoenix Investment Trust 97
     Phoenix Small Cap Value Fund                               X           X           X
     Phoenix-Oakhurst Value Equity Fund                         X           X           X

  Phoenix-Kayne Funds
     Phoenix-Kayne California Intermediate Tax-Free Bond
     Fund                                                                                                       X
     Phoenix-Kayne Intermediate Total Return Bond Fund                                                          X
     Phoenix-Kayne International Fund                           X           X           X                       X
     Phoenix-Kayne Rising Dividends Fund                        X           X           X                       X
     Phoenix-Kayne Small-Mid Cap Fund                           X           X           X                       X

  Phoenix Multi-Portfolio Fund
     Phoenix-Aberdeen International Fund                        X           X           X
     Phoenix-Duff & Phelps Real Estate Securities Fund          X           X           X
     Phoenix-Goodwin Emerging Markets Bond Fund                 X           X           X
     Phoenix-Goodwin Tax-Exempt Bond Fund                       X           X

  Phoenix Multi-Series Trust
     Phoenix-Goodwin Multi-Sector Fixed Income Fund             X           X           X
     Phoenix Goodwin Multi-Sector Short Term Bond Fund          X           X           X           X           X


                           (as of September 14, 2004)


                                                             Class A     Class B     Class C     Class T     Class X     Class Y
                                                             -------     -------     -------     -------     -------     -------

  Phoenix-Oakhurst Income & Growth Fund
     Phoenix-Oakhurst Income & Growth Fund                      X           X           X
     Phoenix Global Utilities Fund                              X                       X

  Phoenix-Oakhurst Strategic Allocation Fund                    X           X           X

  Phoenix Partner Select Funds
     Wealth Builder Fund                                        X                       X
     Wealth Guardian Fund                                       X                       X

  Phoenix Portfolios
     Phoenix Market Neutral Fund                                X           X           X

  Phoenix Seneca Funds
     Phoenix-Seneca Bond Fund                                   X           X           X                       X
     Phoenix-Seneca Mid-Cap "Edge" Fund                         X           X           X                       X
     Phoenix-Seneca Equity Income Fund                          X           X           X                       X

  Phoenix Series Fund
     Phoenix-Duff & Phelps Core Bond Fund                       X           X           X
     Phoenix-Engemann Mid-Cap Growth Fund                       X           X           X
     Phoenix-Engemann Capital Growth Fund                       X           X
     Phoenix-Goodwin High Yield Fund                            X           X           X
     Phoenix-Goodwin Money Market Fund                          X
     Phoenix-Oakhurst Balanced Fund                             X           X

  Phoenix Strategic Equity Series Fund
     Phoenix-Seneca Growth Fund                                 X           X           X                       X
     Phoenix-Seneca Strategic Theme Fund                        X           X           X

